                                  Exhibit 10.33

AT&T

                          AT&T Master Carrier Agreement

CUSTOMER Name (Full Legal Name):                                                AT&T Sales Representative:
Universal Access, Inc                   AT&T Corp.,                             Doug Marshall
                   ("CUSTOMER")              a New York corporation ("AT&T")

CUSTOMER Name (and Title) for Notice:   AT&T Name (and Title) for Notice:       AT&T Contact Telephone Number:
                   Pam Whitehead        Carol Hawkins                           314 275 3086

CUSTOMER Address:                       AT&T Address:                           Initial Deposit Amount Required:
100 N. Riverside Plaza                  300 Atrium Drive                        [***]
Suite 2200                              Room 3W101

City          State       Zip Code      City       State      Zip Code
Chicago       IL          60606         Somerset   NJ         08873

CUSTOMER Fax number for Notice:         AT&T Fax number for Notice:
312 660 5050                            732 805 5727

This Master Carrier Agreement shall be legally binding when signed by both parties and shall continue in effect until the end of the longest term specified in the Attachment(s), or until otherwise terminated as provided in accordance with this Agreement. The rates and commitments provided in the Attachments shall be effective as provided in each Attachment.

This Master Carrier Agreement consists of this Cover Sheet, the attached Terms and Conditions, and the Attachment(s) listed below (these documents together are collectively referred to as the "Agreement"). In the event of any inconsistency between these documents, precedence will be given to the documents in the following order: (1) this Cover Sheet; (2) Attachment(s); (3) the Terms and Conditions. In the event of any inconsistency between the terms of this Agreement and the terms of an applicable Tariff, the terms of the Agreement shall prevail.

TITLE                                                    Doc. ID             Date/time stamp
-----                                                    -------             ---------------
Master Carrier Agreement - Terms and Conditions        MCA 990816.doc        08/16/99 3:42 pm
Supplemental Terms and Conditions                      MCA_supp.doc          8/17/1999 11:02
                                                                                   AM
Data Service Terms and Pricing                         UAccess-D990902.doc   9/2/1999 10:55AM

CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ, UNDERSTANDS AND AGREES TO EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THAT THE INDIVIDUAL SIGNING THIS AGREEMENT IS DULY AUTHORIZED TO DO SO.

CUSTOMER                                     AT&T Corp.

By: /s/ ROBERT J. POMMER                     By: /s/ JAMES M. DOWNEY, JR.
    -------------------------------              -------------------------------
    (Authorized Customer Signature)             (Authorized AT&T Signature)


Robert J. Pommer                             James M. Downey, Jr.
-----------------------------------          -----------------------------------
(Typed or Printed Name and Title)            (Typed or Printed Name and Title)

Date: 9/27/99                                Date: 10/12/99
      -------                                      -----------------------------



----------
[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Not for Publication - All Rights Reserved

                MASTER CARRIER AGREEMENT - TERMS AND CONDITIONS           Page 1


1. PROVISION OF SERVICES. CUSTOMER hereby orders and AT&T hereby agrees to provide the AT&T services described in the Attachment(s) to this Agreement (the "Services"). Jurisdictionally intrastate services may be provided pursuant to an Attachment to this Agreement, pursuant to applicable state tariffs, or as otherwise permitted by applicable state law. AT&T is not responsible for the quality of transmission or signaling on CUSTOMER's side of the network interface between AT&T and CUSTOMER. Service is furnished subject to the availability of the service components required, and subject to operational and systems constraints.

2. BILLING AND PAYMENT FOR THE SERVICES. Except as may be provided in an Attachment, AT&T will send a single monthly bill for each of the Services to one location designated by CUSTOMER. CUSTOMER is liable for all amounts due to AT&T under this Agreement. Payment is due upon presentation of a bill. Payment will be considered timely if made to AT&T within thirty days after the bill date (for voice services, the bill date is the day after the end of the usage period covered by the bill; for data services, the bill date is the first day of the service period covered by the bill). Any charges not paid to AT&T within such period will be considered past due.

3. NON-PAYMENT. At AT&T's option, interest charges may be added to any past due amounts at the lower of 12.0% per year or the maximum rate allowed by law. CUSTOMER shall reimburse AT&T for reasonable attorney's fees and any other costs associated with collecting delinquent or dishonored payments. Restrictive endorsements or other statements on checks accepted by AT&T will not apply.

4. BILLING DISPUTES. If CUSTOMER wishes to dispute a charge on a bill, CUSTOMER must identify the specific charge in dispute and provide a full written explanation of the basis for the dispute using a standard AT&T billing dispute form within 90 days after the bill date. CUSTOMER may withhold payment of a charge subject to a good faith dispute provided: (a) CUSTOMER submits the billing dispute, using a standard AT&T billing dispute form, before making payment of the disputed charge; (b) CUSTOMER pays the undisputed portion of all charges; and (c) CUSTOMER cooperates reasonably with AT&T's efforts to investigate and resolve the dispute. If AT&T determines that a disputed charge was billed in error, AT&T shall issue a credit to reverse the amount incorrectly billed. If AT&T determines that a disputed charge was billed correctly, payment shall be due from CUSTOMER within five days after AT&T advises CUSTOMER in writing that the dispute is denied.

5. DEPOSITS. Using its Deposit standards, AT&T has assessed and CUSTOMER shall pay the Initial Deposit amount specified on the Cover Sheet before Services are provided. AT&T may require CUSTOMER, during the term of this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion. AT&T will rely upon commercially reasonable factors to determine the need for and amount of any deposit. These factors may include, but are not limited to, payment history, number of years in business, history of service with AT&T, bankruptcy history, current account treatment status, financial statement analysis, and commercial credit bureau rating, as well as commitment levels and anticipated monthly charges. Any deposit will be held by AT&T as a guarantee for the payment of charges (including but not limited to potential shortfall charges). A deposit does not relieve CUSTOMER of the responsibility for the prompt payment of bills. Interest (at the rate of 6% per year) will be paid to CUSTOMER for any period that a cash deposit is held by AT&T. A failure of CUSTOMER to post a deposit as required by AT&T pursuant to this paragraph shall constitute a material breach of this Agreement by CUSTOMER.

6. OBLIGATIONS REGARDING TAXES. CUSTOMER shall pay any applicable local, state and federal taxes, levied upon the sale, installation, use or provision of the Services, except to the extent customer provides a valid tax exemption certificate to AT&T prior to the delivery of Services. Gross Receipts Taxes will be charged to CUSTOMER as provided in AT&T Tariff F.C.C. No. 1, Section 2.5.14, as amended from time to time.

7. CUSTOMER IS A CARRIER. CUSTOMER certifies it is a "common carrier" as defined in the Communications Act of 1934 (see sections 153(10) and 211), with all required state and federal operating authority.

8. RESPONSIBILITIES OF CUSTOMER. CUSTOMER is responsible for interfacing and communicating with its End Users, for placing any orders, and for assuring that it and its Intermediate Resellers (if any) comply with the provisions of this Agreement and with all applicable federal and state laws and regulatory requirements with respect to the resale of Services provided under this Agreement. CUSTOMER is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove service components.

9. ABUSE OF SERVICE. The abuse of Service is prohibited. Using Service or permitting Service to be used in the following ways constitutes abuse: (a) making calls that might reasonably be expected to frighten, abuse, torment, or harass another; (b) carrying calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to domestic locations for which AT&T's cost of terminating switched access (based on the published access rates of the incumbent local exchange companies) is above AT&T's price for the call under this Agreement (after application of discounts); (c) interfering unreasonably with the use of AT&T service by others or the operation of the AT&T network; (d) subjecting AT&T

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

                MASTER CARRIER AGREEMENT - TERMS AND CONDITIONS           Page 2


personnel or non-AT&T personnel to hazardous conditions; (e) transmitting any message or code, locating a person, or otherwise giving or obtaining information, without payment for the Services; or (f) attempting to avoid the payment, in whole or in part, of any charges by any means or device (non-payment of billed charges will not be considered abuse of service for purposes of this Section). In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may immediately restrict, suspend or discontinue providing Service, without liability on the part of AT&T, and then notify CUSTOMER of the action that AT&T has taken and the reason for such action. To the extent doing so does not interfere with its ability to prevent abuse of Service (to be determined in AT&T's reasonable judgment), AT&T will attempt to limit any restriction, suspension or discontinuance under this Section to the locations, phone numbers, or Services with respect to which the abuse is taking place.

10. DEFAULT. If a party breaches any material term of this Agreement and the breach continues unremedied for 60 days after written notice of default, the other party may terminate for cause any Attachment materially affected by the breach. If CUSTOMER is in breach of its payment obligations (including failure to pay a required deposit), and fails to make payment in full within 5 days after receipt of written notice of default, AT&T may, at its option, terminate the Agreement, terminate affected Attachments, suspend Service under the affected Attachments, and/or require a deposit, advanced payment, or other satisfactory assurances in connection with any or all Attachments as a condition of continuing to provide Services; except that AT&T will not take any such action as a result of CUSTOMER's non-payment of a charge subject to a timely billing dispute, unless AT&T has reviewed the dispute and determined that the charge is correct. An Attachment may be terminated by either party immediately upon written notice if the other party has become insolvent or involved in a liquidation or termination of its business, or adjudicated bankrupt, or been involved in an assignment for the benefit of its creditors. CUSTOMER shall be liable to AT&T for Termination Charges, as specified in a terminated Attachment, in the event that AT&T terminates an Attachment as a result of a breach by CUSTOMER. Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement.

11. NO WARRANTIES. AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICES WILL MEET CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES WILL PREVENT UNAUTHORIZED ACCESS BY THIRD PARTIES. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

12. LIMITATION OF LIABILITY. THE LIABILITY OF AT&T ASSOCIATED WITH THE INSTALLATION, PROVISION, USE, MAINTENANCE, REPAIR, TERMINATION OR RESTORATION OF SERVICE PROVIDED PURSUANT TO THIS AGREEMENT SHALL NOT EXCEED AN AMOUNT EQUAL TO THE INITIAL PERIOD CHARGE FOR AFFECTED CALLS (FOR CALLS SUBJECT TO MEASURED CHARGES) OR THE CHARGES FOR AFFECTED SERVICE FOR THE PERIOD DURING WHICH THAT SERVICE WAS AFFECTED (FOR ALL OTHER SERVICES). IN NO EVENT SHALL AT&T BE LIABLE
FOR: (A) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND, OR INCREASED COST OF OPERATIONS, WHETHER OR NOT AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; OR (B) ANY CLAIM OR DAMAGES CAUSED BY OR ARISING OUT OF (i) ANY ACT OR OMISSION (INCLUDING WITHOUT LIMITATION UNAUTHORIZED USE, THEFT, OR ALTERATION OF SERVICE, OR INTERFERENCE WITH SERVICE) BY CUSTOMER, AN INTERMEDIATE RESELLER, AN END USER, OR ANOTHER THIRD PARTY, (ii) SERVICE INTERRUPTIONS, OR (iii) INTEROPERABILITY, INTERACTION OR INTERCONNECTION OF THE SERVICES PROVIDED UNDER THIS AGREEMENT WITH APPLICATIONS, EQUIPMENT, SERVICES OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES. THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY, AND SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE).

13. FORCE MAJEURE. Neither party nor its Affiliates, subsidiaries, or subcontractors shall be liable to the other party for any delay, failure in performance, loss or damage due to force majeure conditions such as fire, explosion, power blackout, earthquake, volcanic action, flood, hurricane, the elements, strike, embargo, labor disputes, civil or military authority, war, acts of God, acts or omissions of other carriers (except, for CUSTOMER, the acts of omissions of its Intermediate Resellers), acts of regulatory or governmental agencies, or other causes beyond their reasonable control, except that CUSTOMER's obligation to pay for services provided

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

                MASTER CARRIER AGREEMENT - TERMS AND CONDITIONS           Page 3


shall not be excused. Changes in economic, business or competitive conditions are not force majeure conditions. If CUSTOMER is unable to meet its commitments as a direct result of a force majeure condition, CUSTOMER may suspend its commitments for one full billing month (or longer, with AT&T's written consent, which shall not be unreasonably withheld). The effect of such a suspension of commitment will be to exclude the affected month(s) from all calculations affecting the CUSTOMER's commitments and to extend the term of this Agreement by the same number of months. CUSTOMER must provide notice to AT&T of the force majeure condition giving rise to the right to suspend commitments within 30 days after its occurrence.

14. INDEMNIFICATION. CUSTOMER shall indemnify, defend, and hold harmless AT&T and its directors, officers, employees, agents, subsidiaries, affiliates, successors and assigns from any and all claims, damages and expenses whatsoever (including reasonable attorneys' fees) arising on account of or in connection with CUSTOMER's use, resale or sharing of the Services provided under this Agreement, including but not limited to: (a) claims for libel, slander, invasion of privacy; (b) claims for infringement of copyright arising from any communication; (c) claims arising from any failure, breakdown, interruption or deterioration of service provided by AT&T to CUSTOMER or by CUSTOMER to End Users or Intermediate Resellers; (d) claims arising from CUSTOMER's marketing efforts, including but not limited to CUSTOMER's violation of laws and regulations applicable to the authorization and proof of authorization necessary to convert an End User to CUSTOMER's service; and (e) claims of patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. AT&T shall indemnify, defend, and hold harmless CUSTOMER and its directors, officers, employees, agents, subsidiaries, affiliates, successors, and assigns from all claims of patent infringement arising solely from the use of the Services. CUSTOMER's indemnification obligations do not apply to claims for damages to real or tangible personal property or for bodily injury or death negligently caused by AT&T.

15. USE OF MARKS. Nothing in this Agreement creates in a party any rights in the other party's trade names, trademarks, service marks or any other intellectual property. Either party may use the other party's trade names, trademarks, or service marks only to the extent such use is not prohibited by this Agreement and is otherwise permitted by law (including but not limited to the Lanham Act). In no event shall either party use or display, in advertising or otherwise, any of the other party's logos, trade dress, trade devices or other indicia of origin, or any confusingly similar logos, trade dress, trade devices or indicia of origin. CUSTOMER will not conduct business under any AT&T corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol that serves to identify and distinguish AT&T from its competitors, or under any confusingly similar corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol. CUSTOMER will not indicate or imply to any other party that CUSTOMER is affiliated with AT&T, that CUSTOMER is authorized by AT&T to sell or provide service to them, that CUSTOMER is providing (or will provide) service to such party jointly or in collaboration or partnership with AT&T, or as the agent of AT&T, or that service provided by CUSTOMER or another carrier is provided by AT&T. Except to the limited extent (if any) as may be required under law, neither CUSTOMER nor an Intermediate Reseller shall indicate or imply to any existing or potential End User (or Intermediate Reseller) that any portion of the service provided to the End User (or Intermediate Reseller) by CUSTOMER or the Intermediate Reseller is provided by AT&T or is carried over the AT&T network or AT&T facilities.

16. RELATIONSHIP OF THE PARTIES. The relationship between the parties shall be that of independent contractors and not of principal and agent, employer and employee, franchiser and franchisee, partners or joint venturers. This Agreement does not establish CUSTOMER as a dealer, distributor or franchisee of AT&T, and no fee is being paid to AT&T to enter into this Agreement.

17. ACKNOWLEDGMENT OF RIGHT TO COMPETE. Each party acknowledges that nothing in this Agreement diminishes or restricts in any way the rights of the parties to engage in competition with each other. Each party acknowledges that it remains at all times solely responsible for the success and profits of its own business.

18. USE OF MARKETING INFORMATION. Either party may use for its own marketing purposes any and all information that it lawfully obtains from sources other than the other party, including but not limited to information that either party may have as a result of the sale by that party of telecommunications services or equipment to End Users.

19. CONFIDENTIAL INFORMATION DEFINED. "Confidential Information" consists of the following: all information disclosed by one party or its agent or representative (the "Disclosing Party") to the other party or its agent or representative (the "Receiving Party") in connection with this Agreement regarding the telecommunications needs of CUSTOMER and/or the telecommunications offerings of AT&T, to the extent that (a) for information disclosed in written, graphic or other tangible form, it is designated by appropriate markings to be confidential or proprietary or (b) for information disclosed orally, it is both identified as proprietary or confidential at the time of disclosure and

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                MASTER CARRIER AGREEMENT - TERMS AND CONDITIONS           Page 4


summarized in a writing so marked within 15 business days following the oral disclosure. Notwithstanding the foregoing, all written or oral pricing, contract, and tariff proposals exchanged between the parties shall be Confidential Information, whether or not so designated. Confidential Information is the property of the Disclosing Party and shall be returned to the Disclosing Party upon request. This Agreement is Confidential Information as to which each party is both a Disclosing Party and a Receiving Party. Information made known to the public by the Disclosing Party or a third party, or previously known to the Receiving Party free of any obligation to keep it confidential, or independently developed by the Receiving Party, shall not be Confidential Information.

20. CONFIDENTIALITY OBLIGATIONS. A Receiving Party shall hold all Confidential Information in confidence from the time of disclosure until at least 2 years following the termination of this Agreement. During that period, the Receiving
Party: (a) shall use such Confidential Information only for the purposes of performing this Agreement and using the Services; (b) shall reproduce such Confidential Information only to the extent necessary for such purposes; (c) shall restrict disclosure of such Confidential Information to employees that have a need to know for such purposes; (d) shall advise those employees of the obligations of this Agreement; (e) shall not disclose Confidential Information to any third party without prior written approval of the Disclosing Party except as expressly provided in this Agreement; and (f) shall use at least the same degree of care (in no-event less than reasonable care) as it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Confidential Information.

21. PUBLICITY. No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

22. ALTERNATIVE DISPUTE RESOLUTION. The parties will attempt to settle any claim for non-payment of charges or recovery of overpayment of charges for the Services provided under this Agreement (hereinafter a "Billing Dispute"), through good faith negotiations. The parties may agree to submit a Billing Dispute to non-binding mediation. At any time, the party seeking payment may submit a notice of arbitration of a Billing Dispute for arbitration under the United States Arbitration Act pursuant to the terms of this Section and the Non-Administered Arbitration Rules of the CPR Institute for Dispute Resolution ("CPR"), to the extent such rules do not conflict. The Arbitration will be held in New York, New York, or any other location selected by mutual agreement of the parties. The arbitrator shall not have the power to award any damages in excess of the limits set forth in or excluded under the limitations of liability provided in this Agreement. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The arbitrator shall strictly limit discovery to the production of documents directly relevant to the facts alleged in the notices of arbitration and defense. If depositions are required, the arbitrator shall permit each Party to conduct an equal number of depositions (not to exceed five per side), with equal limits on the number of deposition hours for each Party (not to exceed 7 per deposition). If an evidentiary hearing is held, each Party's presentation of its case shall be limited to three (3) days. Requests for temporary injunctive relief may be submitted to a court of competent jurisdiction if the arbitrator has not yet been appointed, but the arbitrator shall have the authority to modify any injunctive relief granted by such a court. The arbitration award shall be made final within eight months of filing of the notice of arbitration and judgment upon the award may be entered in any court having competent jurisdiction. All participants and the arbitrator shall hold the existence, content and results of mediation and arbitration in confidence, except as necessary to enforce a final settlement agreement or to enforce an arbitration award. Each party shall bear its own expenses and equally share expenses related to the compensation of the arbitrator. The arbitrator's award shall be in writing and shall state the reasons for the award.

23. TIME TO BRING CLAIMS. Any initial demand for arbitration pursuant to this Agreement, and any legal action arising under this Agreement, must be initiated within two years after the cause of action arises.

24. NOTICES. All notices under this Agreement shall be in writing and shall be made: (a) by personal delivery; (b) by certified or registered mail, postage prepaid return receipt requested, (c) by overnight delivery, or (d) by facsimile transmission. Notice shall be sent to the individuals identified on the Cover Sheet (at the address and/or fax number designated for notice), or to such other individual, address or fax number as a party may designate by notice to the other party.

25. EQUIPMENT. AT&T shall retain title to all of its equipment and facilities used to provide service under this Agreement. CUSTOMER is liable to AT&T for the replacement cost of any AT&T-provided equipment installed at CUSTOMER's premises in the event of loss of said equipment for any reason, including but not limited to theft.

26. EXPORT REGULATIONS. The parties acknowledge that any products, software, and technical information (including, but not limited to, services and training) provided under this Agreement are subject to U.S. export laws and regulations and any use of or transfer of such products, software and technical information must be authorized under those regulations. CUSTOMER agrees that it will not use distribute, transfer or transmit the products, software or technical information (even if incorporated into other products) except in compliance

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

                MASTER CARRIER AGREEMENT - TERMS AND CONDITIONS           Page 5


with U.S. export regulations. If requested by AT&T, CUSTOMER also agrees to sign written assurances and other export-related documents as may be required for AT&T to comply with U.S. export regulations.

27. QUALITY MONITORING. CUSTOMER authorizes AT&T to monitor and record calls to AT&T concerning the Services for training and quality control purposes.

28. ASSIGNMENT. This Agreement may not be assigned by either party except that either party may assign its rights or delegate its duties under this Agreement to an Affiliate of that party.

29. NO THIRD PARTY BENEFICIARIES. This Agreement does not expressly or implicitly provide any third party (including End Users) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

30. NON-WAIVER. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

31. SEVERABILITY. If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall immediately begin negotiations to replace any invalid or unenforceable portions that are essential parts of this Agreement.

32. SURVIVAL OF TERMS. The rights and obligations of either party that by their nature would continue beyond the termination or expiration of this Agreement shall survive termination or expiration of this Agreement. For example, the provisions of this Agreement regarding Confidentiality shall remain in effect for 2 years following termination of this Agreement and the provisions of this Agreement regarding arbitration, indemnification, and/or limitation of liability shall survive termination of this Agreement as to any cause of action arising under the Agreement.

33. CHOICE OF LAW. The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement, except to the extent superceded by federal law.

34. AMENDMENT. No amendment, supplement, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by authorized representatives of both parties.

35. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Services. This Agreement supersedes all prior agreements, proposals, representations, statements or understandings, whether written or oral, concerning the Services or the parties' rights or obligations relating to the Services. Any prior representations, promises, inducements or statements of intent regarding the Services that are not embodied in this Agreement are of no effect.

36. DEFINITIONS. The following definitions apply in addition to the definitions set forth elsewhere in this Agreement:

"Affiliate" - any entity that controls, is controlled by or is under common control with a party.

"End User" - the entity that actually uses the service resold by CUSTOMER.

"Intermediate Reseller" - any reseller or other intermediary (other than CUSTOMER or its agents or employees) In the sales chain between CUSTOMER and an End User.

"Tariff" - the AT&T Tariffs identified in the Attachments; and the successor documents of general applicability that replace such tariffs in the event of detariffing.

If not otherwise defined, capitalized terms shall be defined as provided in AT&T's Tariffs.

                           End of Terms and Conditions

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

Supplemental Terms and Conditions                                    Page 1 of 1


                   ATTACHMENT TO AT&T MASTER CARRIER AGREEMENT

CUSTOMER Name (Full Legal Name): Universal Access, Inc.

Date of execution of Master Carrier Agreement:
                                             /s/ ROBERT J. POMMER
                                                  (by CUSTOMER)
                                              --------------------

                                              /s/ JAMES M. DOWNEY, JR. (by AT&T)
                                              --------------------

The Terms and Conditions of the AT&T Master Carrier Agreement are hereby revised as follows:

1. The second sentence of SECTION 10 is amended with the following italicized language:

               If CUSTOMER is in breach of its payment obligations (including failure to pay a required deposit), and fails to make payment in full within ten (10) days after receipt of written notice of default...

3. The last sentence of SECTION 14 is amended to add the following at the end of the sentence:

               ...its employees, agents, subsidiaries, affiliates, successors and assigns.

4. The following sentence is added at the end of SECTION 22:

               This Section shall not limit a party's right to commence legal action with respect to any dispute that does not concern a Billing Dispute.

                                End of Attachment

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

Data Service Terms and Pricing                                      Page 1 of 11


                   ATTACHMENT TO AT&T MASTER CARRIER AGREEMENT

CUSTOMER Name (Full Legal Name): Universal Access, Inc.

Date of execution of Master Carrier Attachment:
                                              /s/ ROBERT J. POMMER
                                              --------------------

                                              /s/ JAMES M. DOWNEY, JR. (by AT&T)
                                              --------------------


1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Master Carrier Agreement and the applicable Tariffs specified below.

        A. AT&T PRIVATE LINE SERVICES. AT&T Private Line Services (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of:

               1.     AT&T ACCUNET(R) Spectrum of Digital Services

               2.     AT&T DATAPHONE Digital Service

               3.     AT&T ACCUNET T1.5 Service

               4.     AT&T ACCUNET T45 Service

               5.     AT&T ACCUNET Fractional T45 Service

               6.     AT&T ACCUNET SONET T155 Service

               7.     AT&T International ACCUNET Spectrum of Digital
                      Services-Canada

               8.     AT&T International ACCUNET Spectrum of Digital
                      Services-Mexico

               9.     AT&T International ACCUNET T1.5 Service-Canada

               10.    AT&T International ACCUNET T1.5 Service-Mexico

               11.    AT&T International DATAPHONE Digital Service-Canada

               12.    AT&T International DATAPHONE Digital Service-Mexico

               13.    AT&T International ACCUNET Digital Services

               14.    AT&T International ACCUNET Digital Direct Link Service

               15.    AT&T International ACCUNET 2.048 Mbps Service-Mexico

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

Data Service Terms and Pricing                                      Page 2 of 11


               16.    AT&T International ACCUNET T45 Service-Canada

               17.    AT&T International ACCUNET T45 Service-Overseas

        B. AT&T 1.544 MBPS ECHO CANCELLATION - AT&T 1.544 Mbps Echo Cancellation is an Office Function providing non-frequency selective echo cancellation in AT&T's central office to improve the quality of an AT&T T1.5 Inter Office Channel used for voice transmissions. Echo cancellation is disruptive to data transmissions, and is only available on an AT&T T1.5 Inter Office Channel that is designated by CUSTOMER for use for voice transmissions.

        C. AT&T LOCAL CHANNEL SERVICES. AT&T Local Channel Services (AT&T Tariff F.C.C. No.11, as amended from time to time) consisting of:

               1.     AT&T TERRESTRIAL 1.544 Mbps Local Channel Services

               2.     AT&T TERRESTRIAL 45 Mbps Local Channel Services

               3.     AT&T Voice Grade Local Channel Service

               4.     AT&T Digital Data Local Channel Service

               5.     AT&T ACCUNET Generic Digital Access Services

        D. AT&T SATELLITE SERVICES (AT&T Tariff F.C.C. No. 7, as amended from time to time) consisting of:

               1.     AT&T International Satellite Shared Earth Station Service

               2. AT&T International Satellite Shared Earth Station Direct Link Service

        E. AT&T INTERSPAN(R) FRAME RELAY SERVICES. AT&T InterSpan Frame Relay Services (AT&T Tariff F.C.C. No. 4, as amended from time to time) consisting of:

               1.     AT&T InterSpan Frame Relay Service

               2.     AT&T International InterSpan Frame Relay Service

2. TERM. The Term of this Attachment is [***] Months. This Attachment will be extended for additional 12 Months upon CUSTOMER's written request to AT&T 60 days prior to this Attachment expiration date. For each service provided under this Attachment, the Term begins on the first day of the first full billing month for the first service provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). Different Services may have different billing cycles, and so the billing months may be



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

Data Service Terms and Pricing                                      Page 3 of 11


        staggered. For each service, however, the Term will begin within one month after the Term begins for the first service provided under this Agreement.

3. MINIMUM REVENUE COMMITMENTS (MRC). The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period. [***]

        A.     ADJUSTABLE MINIMUM MONTHLY REVENUE COMMITMENTS (MMRCS).

               1. At any time during the Term, CUSTOMER may elect to increase any Adjustable MMRC to an amount that is less than or equal to the CUSTOMER's billed MMRC Eligible Charges for the most recent billing month, by providing written notice to AT&T at least 30 days prior to the beginning of the billing month for which the new MMRC will apply.

        B.     ADJUSTABLE PRIVATE LINE AND SATELLITE MMRC.

               1. For Months [***] of the Term, the initial Private Line and Satellite MMRC is [***] Dollars. Beginning in Month [***] through Month [***] of the Term, the initial Private Line and Satellite MMRC is [***] Dollars. The Private Line and Satellite MMRC is an adjustable MMRC described above. Each month of the Term is a Commitment Period.

               2. The Private Line and Satellite MMRC applies to the following Services provided under this Attachment, except it does not apply to Services to which another Adjustable MMRC applies under this Attachment.

                      (a) Services provided under this Agreement that if provided under AT&T Tariff F.C.C. No. 9 would be eligible to receive discount under the AT&T Tariff F.C.C. No. 9 Multiservice Volume Pricing Plan

                      (b)    AT&T ACCUNET SONET T155 Service;

                      (c) AT&T International ACCUNET Spectrum of Digital Services-Canada



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Data Service Terms and Pricing                                      Page 4 of 11


                      (d) AT&T International ACCUNET Spectrum of Digital Services-Mexico

                      (e)    AT&T International ACCUNET T1.5 Service-Canada

                      (f)    AT&T International ACCUNET T1.5 Service-Mexico

                      (g)    AT&T International DATAPHONE Digital Service-Canada

                      (h)    AT&T International DATAPHONE Digital Service-Mexico

                      (i)    AT&T International ACCUNET Digital Services

                      (j)    AT&T International ACCUNET Digital Direct Link
                             Service

                      (k)    AT&T International ACCUNET 2.048 Mbps
                             Service-Mexico

                      (l)    AT&T International ACCUNET T45 Service-Canada

                      (m)    AT&T International ACCUNET T45 Service-Overseas

                      (n) AT&T International Satellite Shared Earth Station Service

                      (o) AT&T International Satellite Shared Earth Station Direct Link Service

               3. The Eligible Charges for the Private Line and Satellite MMRC consist of the net Monthly Recurring Charges for these services, after the application of any discounts or credits.

        C.     ADJUSTABLE FRAME RELAY MMRC.

               1. The initial Frame Relay MMRC is [***] Dollars. The Frame Relay MMRC is an adjustable MMRC described above. Each month of the Term is a Commitment Period.

               2. The Frame Relay-MRC applies to the Services provided under this Attachment that if provided under AT&T Tariff F.C.C. No. 4 would be eligible to receive discount under the AT&T Tariff F.C.C. No. 4 Frame Relay Volume Pricing Plan.

               3. The Eligible Charges for the Frame Relay MMRC consist of the net Monthly Recurring charges for these services, after the application of any discounts or credits.



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

Data Service Terms and Pricing                                      Page 5 of 11


        D.     ADJUSTABLE LOCAL CHANNEL MMRC.

               1. The initial Local Channel MMRC is [***] Dollars. The Local Channel MMRC is an adjustable MMRC as described above. Each month of the Term is a Commitment Period.

               2. The Local Channel MMRC applies to the Services provided under this Agreement that if provided under AT&T Tariff F.C.C. No. 11 would be eligible to receive discount under the AT&T Tariff F.C.C. No. 11 Multiservice Volume Pricing Plan.

               3. The Eligible Charges for the Local Channel MMRC consist of the net Monthly Recurring charges for these services, after the application of any discounts or credits.

4. RATES AND CHARGES. The Recurring and Nonrecurring Rates and Charges for the Services provided under this Attachment are the same as the undiscounted Recurring and Nonrecurring Rates and Charges under the applicable Tariffs, as amended from time to time, except as specified in this Attachment. AT&T reserves the right to increase from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, relating to charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning universal service fund ("USF") charges, or as otherwise needed to recover amounts it is required by governmental or quasi-governmental authorities to collect from or pay to others in support of statutory or regulatory programs. AT&T will make rate adjustments under this provision as necessary.

        A. The Monthly Recurring Charge for an AT&T ACCUNET T1.5 Service IOC and its associated Access Connections and Function Connections is as follows. The Nonrecurring Installation Charge for the IOC is [***].

                                                       Monthly Charge
                                                       --------------
                   Mileage Band                   Fixed               Per Mile
                   ------------                   -----               --------
                       0-100                    [***]                  [***]
                       101+                     [***]                  [***]

        B. The Monthly Recurring Charge for an AT&T ACCUNET T45 Service IOC and its associated Access Connections and Function Connections is as follows. The Nonrecurring Installation Charge for the IOC is $0.00.

                                                       Monthly Charge
                                                       --------------
                   Mileage Band                   Fixed               Per Mile
                   ------------                   -----               --------
                       0-100                    [***]                  [***]
                       101+                     [***]                  [***]



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

Data Service Terms and Pricing                                      Page 6 of 11


        C. The Monthly Recurring Charge for an AT&T ACCUNET SONET T155 Service IOC and its associated Access Connections and Function Connections is as follows. The Nonrecurring Installation Charge for the IOC is [***]. A twelve-month Minimum In-Service Period applies for each AT&T ACCUNET SONET T155 Service IOC installed. If any such AT&T ACCUNET SONET T155 Service IOC is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed for the remaining Minimum In-Service period times the Monthly Recurring Charges of SONET T155 Service plus the Nonrecurring Installation Charge for the IOC of [***].

                                                       Monthly Charge
                                                       --------------
                   Mileage Band                   Fixed               Per Mile
                   ------------                   -----               --------
                       0-100                    [***]                  [***]
                       101+                     [***]                  [***]

        D. When AT&T 1.544 Mbps Echo Cancellation is associated with an AT&T ACCUNET T1.5 IOC, the Monthly Charge is [***] per IOC and the Non-recurring Installation Charge is [***] per IOC.

5. DISCOUNTS. The following monthly discounts are the only discounts for the Services provided under this Attachment. No other discounts apply.

        A. PRIVATE LINE AND SATELLITE SERVICES. A discount will be applied each month, as specified following, to the Monthly Recurring Charges for the Services to which the Private Line and Satellite MMRC applies.

               1.     AT&T Private Line Services.

                      (a)    AT&T ACCUNET T1.5 Service IOCs- [***] Discount.

                      (b)    AT&T ACCUNET T45 Service IOC - [***] Discount.

                      (c)    AT&T ACCUNET SONET T155 Service IOC - [***]
                             Discount.

                      (d) For all other domestic AT&T Private Line Services, the amount of the discount is the same as the discount specified in AT&T Tariff F.C.C. No. 9, for a three (3) year Multi-Service Volume Pricing Plan ("MSVPP") with the highest MMRC equal to or less than the Private Line and Satellite MMRC that applies under this Agreement for that month.

               2. AT&T International Private Line Services. A discount will be applied each month to the Monthly Recurring charges for the following AT&T International Private Line Services. The amount of the discount will be determined each month based on the Private Line and Satellite MMRC Eligible Charges for that month, as specified in the following table:


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

Data Service Terms and Pricing                                      Page 7 of 11


                        Service                                         Discount

                        AT&T International ACCUNET Spectrum of          [***]
                        Digital Services
                        -Canada and Mexico
                        -Speeds equal to and less
                        than 64Kbps

                        AT&T International ACCUNET Spectrum of          [***]
                        Digital Services
                        -Canada and Mexico
                        -Speeds equal to and greater than 128Kbps

                        AT&T International ACCUNET T1.5 Service-        [***]
                        Canada and Mexico

                        AT&T International DATAPHONE Digital            [***]
                        Service
                        -Canada and Mexico

                        AT&T International ACCUNET Digital Services     [***]

                        AT&T International ACCUNET Digital Direct       [***]
                        Link Service

                        AT&T International ACCUNET 2.048 Mbps           [***]
                        Service
                        -Mexico

                        AT&T International ACCUNET T45 Service          [***]
                        -Canada

                        AT&T International ACCUNET T45 Service          [***]
                        -Overseas

               3. AT&T Satellite Services. A discount will be applied each month to the Monthly Recurring charges for the following AT&T International Satellite Services. The amount of the discount will be determined each month based on the Private Line and Satellite MMRC Eligible Charges for that month, as specified in the following table:

                      Service                                    Discount

                      AT&T International Satellite                 [***]
                      Services
                      -Shared Earth Station, and
                      -Shared Earth Station Direct Link
                      Service

        B. LOCAL CHANNEL SERVICES. A discount will be applied each month to the Monthly Recurring Charges for the Services to which the Local Channel MMRC applies

               1.     AT&T TERRESTRIAL T1.5 Local Channel Service - [***]
                      Discount.

               2.     AT&T TERRESTRIAL T45 Local Channel Service - [***]
                      Discount.


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Data Service Terms and Pricing                                      Page 8 of 11


               3. For all other AT&T Local Channel Services, the amount of the discount is the same as the discount specified in AT&T Tariff F.C.C. No. 11, for a three (3) year Multi-Service Volume Pricing Plan with the highest MMRC equal to or less than the Local Channel MMRC that applies under this Agreement for that month.

        C. AT&T FRAME RELAY SERVICES. A discount will be applied each month to the Monthly Recurring Charges for the Frame Relay Services that, if provided under AT&T Tariff F.C.C. No. 4, as amended from time to time, would be eligible to receive discount under the Frame Relay Volume Pricing Plan.

6. CREDITS AND WAIVERS. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply. The maximum combined value of the credits that will be applied and the Nonrecurring Installation charges that will be waived under this Section 6 shall not exceed [***] during the Term of this Attachment.

        A. CREDIT FOR INSTALLATION OF LOCAL CHANNELS SUBJECT TO AVA OR AVP. AT&T will apply a credit to offset the amount of Installation Charges incurred by CUSTOMER under Tariff F.C.C. No. 11, as amended from time to time, for the installation of 1.544 Mbps or 45 Mbps Local Channels under a Tariff 11 Access Value Arrangement
               (AVA) or Access Value Plan (AVP) for use in connection with another Service provided under this Attachment. No credit applies with respect to Local Channels that are disconnected and reconnected after this Attachment is made part of the Agreement.

               1. Minimum In-Service Period. A twelve-month Minimum In-Service Period applies for any Local Channels with respect to which such a credit is applied. If any such Local Channel is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed an amount equal to the credit previously applied with respect to that Local Channel.

               B. Non Recurring Installation Charge Waiver. AT&T will waive the Nonrecurring Installation Charges associated with the installation of certain Services or service components provided under this Attachment. No waiver applies to Services or service components that are disconnected and reconnected after this Attachment is made part of the Agreement.

                      1. Minimum In-Service Period. A twelve Month Minimum In-Service Period applies for any service components installed subject to a waiver of Installation Charges. If any such service component is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed for the Installation Charges previously waived for that service component.



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Data Service Terms and Pricing                                      Page 9 of 11



               2. Charges Covered by Waiver. This Installation Charge Waiver applies only to the following charges that would otherwise be incurred for Services provided under this Attachment:


                      (a) AT&T MSVPP-Eligible Private Line Services - Installation Charges for AT&T Private Line Services provided under this Attachment that, if provided under AT&T Tariff F.C.C. No. 9, as amended from time to time, would be eligible to receive discount under the Tariff 9 Multiservice Volume Pricing Plan. This Installation Charge Waiver does not apply to any Access Connection or Function Connection which provides the physical connection to (i) Custom Network Service obtained from AT&T Tariff F.C.C. No. 1, (ii) AT&T MultiQuest Service obtained from AT&T Tariff F.C.C. No. 1, or (iii) Custom 800 Service obtained from AT&T Tariff F.C.C. No. 2;

                      (b) AT&T FRVPP-Eligible Frame Relay Services - Installation Charges for AT&T Frame Relay Services provided under this Attachment that, if provided under AT&T Tariff F.C.C. No. 4, as amended from time to time, would be eligible to receive discount under the Tariff 4 Frame Relay Volume Pricing Plan;

                      (c) AT&T International ACCUNET Spectrum of Digital Services-Canada

                      (d) AT&T International ACCUNET Spectrum of Digital Services-Mexico

                      (e)    AT&T International ACCUNET T1.5 Service-Canada

                      (f)    AT&T International ACCUNET T1.5 Service-Mexico

                      (g)    AT&T International DATAPHONE Digital Service-Canada

                      (h)    AT&T International DATAPHONE Digital Service-Mexico

                      (i)    AT&T International ACCUNET Digital Services

                      (j)    AT&T International ACCUNET Digital Direct Link
                             Service

                      (k)    AT&T International ACCUNET 2.048 Mbps
                             Service-Mexico

                      (l)    AT&T International ACCUNET T45 Service-Canada

                      (m)    AT&T International ACCUNET T45 Service-Overseas



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

Data Service Terms and Pricing                                     Page 10 of 11


                      (n) AT&T International Satellite Shared Earth Station Service

                      (o) AT&T International Satellite Shared Earth Station Direct Link Service

                      (p) AT&T MSVPP-Eligible Local Channel Services - Installation Charges for AT&T Local Channel Services provided under this Attachment that, if provided under AT&T Tariff F.C.C. No. 11, as amended from time to time, would be eligible to receive discount under the Tariff 11 Multiservice Volume Pricing Plan; and

                      (q) AT&T ACCUNET Service Office Connections, Channel Options and Office

                             Functions - Installation Charges for the following AT&T ACCUNET Service Office Connections, Channel Options and Office Functions, when associated with Inter Office Channels installed under this Agreement. This Installation Charge Waiver does not apply to any Access Connection or Function Connection which provides the physical connection to (i) Custom Network Service obtained from AT&T Tariff F.C.C. No. 1, (ii) AT&T MultiQuest Service obtained from AT&T Tariff F.C.C. No. 1, or (iii) Custom 800 Service obtained from AT&T Tariff F.C.C. No. 2.

                             (1) AT&T ACCUNET T1.5 Service Access Connections (USOC O41AC)

                             (2)    AT&T ACCUNET T1.5 Service Function
                                    Connections (USOC NRZFC)

                             (3) AT&T ACCUNET T1.5 Service Enhanced Diversity Routing (USOC DY7D1)

                             (4) AT&T ACCUNET T1.5 Service Specified Routing and Avoidance (USOC DY7AS)

                             (5) AT&T ACCUNET T45 Service Access Connections (USOC O41AC)

                             (6)    AT&T ACCUNET T45 Service Function
                                    Connections (USOC NRZFC)

                             (7) AT&T ACCUNET T45 Service Enhanced Diversity Routing (USOC DY7D1)

                             (8) AT&T ACCUNET T45 Service Specified Routing and Avoidance (USOC DY7AS)

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

Data Service Terms and Pricing                                     Page 11 of 11


                             (9) AT&T ACCUNET T45 Service M28 Multiplexing (USOC M2X)

                             (10) AT&T ACCUNET SONET T155 Service Access Connections (USOC 041AC)

                             (11) AT&T ACCUNET SONET T155 Service Function Connections (USOC NRZFC)

                             (12)   AT&T 1.544 Mbps Echo Cancellation

7. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

        A. DETARIFFING. If, during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation.

        B. DEFINITIONS. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

8. TERMINATION CHARGE. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the applicable Tariffs.

        A. If CUSTOMER terminates this Attachment prior to the end of the Term, or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitment(s) for the Commitment Period(s) in which the termination occurs, plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the Term. In addition, CUSTOMER will be billed an amount equal to the sum of any credits provided under this Attachment.

                                End of Attachment

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